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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)     November 29, 1999
                                                     ---------------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   33-64732                  36-2815480
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

         233 South Wacker Drive, Chicago, Illinois                 60606
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

         On November 29, 1999, SPSS Inc. acquired 100% of the outstanding capital shares of Vento Software, Inc., a Florida corporation, from the shareholders of Vento (the "Shareholders"), for 546,060 shares of SPSS common stock, $.01 par value per share, valued at approximately $12.3 million. The acquisition, accounted for as a pooling of interests, occurred pursuant to the Stock Acquisition Agreement between SPSS, Vento and the Shareholders dated as of November 29, 1999. Vento is a leader in providing business performance management solutions for business executives in the telecommunications, banking, health care and retail industries.

         The purchase price for the acquisition of Vento was established through negotiations between SPSS and Vento.

         Other than the transactions included in, or contemplated by the acquisition agreement, there are no material relationships between Vento and SPSS or SPSS' affiliates, or any director or officer of SPSS, or any associate of any such director or officer.

         The foregoing description of the acquisition is qualified in its entirety by reference to the acquisition agreement filed as Exhibit 2.1 hereto and incorporated by this reference.

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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following Exhibits to this Form 8-K are attached hereto:

Exhibit
Number                Description of Document

2.1 Stock Acquisition Agreement by and among SPSS Inc., Vento Software, Inc. and David Blyer, John Gomez and John Pappajohn, dated as of November 29, 1999, together with a list briefly identifying the contents of omitted schedules.

99.1 Press Release of SPSS Inc., issued November 30, 1999, announcing acquisition of Vento Software, Inc. by SPSS Inc.


SPSS agrees to furnish supplementally a copy of any omitted schedule to the Agreement to the Securities and Exchange Commission upon request.


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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, SPSS has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SPSS Inc.





Date: December 10, 1999                 By:  /s/ Robert Brinkmann
                                             -----------------------------------
                                             Robert Brinkmann
                                             Assistant Secretary and Controller



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